EXHIBIT 10.2               EQUITRUST AGREEMENT

                                                     AGREEMENT

         THIS AGREEMENT (the "Agreement") is made and entered into as of the 3rd day of August, 1998 by and between JVWeb, Inc., a Delaware corporation ("JVWeb"), and Equitrust Mortgage Corporation ("Equitrust").

                                                      Recitals

         WHEREAS, JVWeb desires a loan in the amount of $50,000 (the "Loan"), and Equitrust is willing to provide the Loan, in each case upon the terms, provisions and conditions set forth hereinafter;

         WHEREAS, Equitrust desires the Loan to be represented by a promissory note (the "Note") in the form of the promissory note attached hereto as Exhibit A, and JVWeb is willing for the Loan to be represented by the Note;

         WHEREAS, JVWeb intends to register with the U.S. Securities and Exchange Commission (the "Commission"), pursuant to a Registration Statement on Form SB-2 (the "Registration Statement"), certain shares of its common stock, par value $.01 per share (the "Common Stock"), some of which may be issued to Equitrust as set forth herein;

         WHEREAS, the Note provides that, if the Registration Statement is filed with the Commission within 90 days after the date the Note is executed, the Note will be automatically converted into 200,000 shares of Common Stock, or if the Registration Statement is not filed with the Commission within such period of time, Equitrust will have the option to convert the Note into 200,000 shares of Common Stock, but in any event the 200,000 shares of Common Stock into which the Note may be converted will be covered by the Registration Statement;

         WHEREAS, Equitrust is willing to purchase an additional 200,000 shares of Common Stock at a purchase price of $.25 per share immediately after the Registration Statement has been filed so long as such 200,000 additional shares of Common Stock will be covered by the Registration Statement; and

         WHEREAS, Equitrust desires to have an option (the "Option") to purchase an additional 100,000 shares of Common Stock at a purchase price of $.25 per share immediately before the Registration Statement is declared effective so long as such 100,000 option shares of Common Stock will be covered by the Registration Statement;

                                    Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, $10.00, and other good and valuable consideration (the receipt, adequacy and sufficiency of which each of JVWeb and Equitrust hereby acknowledges), each of JVWeb and Equitrust hereby agrees as follows:

         1.       General Representations and Warranties.

         (a) Equitrust hereby represents and warrants to JVWeb that Equitrust has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed in connection herewith and perform Equitrust's obligation hereunder and thereunder; Equitrust has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated; the execution and delivery by Equitrust of this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith have been authorized by all necessary corporate action; when this Agreement and all other agreements, documents and instruments to be executed by Equitrust in connection herewith are executed by Equitrust and delivered to JVWeb, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of Equitrust enforceable against Equitrust in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Equitrust is a party or by which Equitrust is bound or by which any of the assets of Equitrust is bound or affected, (ii) violate any judgment against, or binding upon, Equitrust or the assets of Equitrust, (iii) result in the creation of any lien, charge or encumbrance upon any assets of Equitrust pursuant to the terms of any contract referred to in (i) of this
Section 1(a), or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of Equitrust; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of the assets of Equitrust, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any assets of Equitrust, this Agreement, or the transactions contemplated hereby; no consent or approval from any person is required in connection with the execution and delivery of this Agreement or any of the other agreements, documents and instruments to be executed by Equitrust in connection herewith, which has not already been obtained; and the representations and warranties made immediately above and elsewhere herein are material to JVWeb and are being relied upon by JVWeb in connection with its decision to enter into the transactions provided for by this Agreement.

      (b) JVWeb hereby represents and warrants to Equitrust that it has full right, power and authority to execute and deliver this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith and perform its obligation hereunder and thereunder; it has been duly organized, is validly existing and is in good standing in the jurisdiction in which it was incorporated; the execution and delivery by it of this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith have been authorized by all necessary corporate action; when this Agreement and all other agreements, documents and instruments to be executed by it in connection herewith are executed by it and delivered to the Equitrust, this Agreement and such other agreements, documents and instruments will constitute the valid and binding agreements of it enforceable against it in accordance with their respective terms; neither the execution and delivery of this Agreement or any other agreements, documents and instruments to be executed in connection herewith nor the consummation of the transactions contemplated hereby or thereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which it is a party or by which it is bound or by which any of the assets of it is bound or affected, (ii) violate any judgment against, or binding upon, it or upon its assets, (iii) result in the creation of any lien, charge or encumbrance upon any of its assets pursuant to the terms of any contract referred to in (i) of this Section 1(b), or (iv) violate any provision in the charter documents, bylaws or any other agreement affecting the governance and control of it; there are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of its assets, this Agreement, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting any of its assets, this Agreement, or the transactions contemplated hereby; no consent or approval from any person is required in connection with the execution and delivery of this Agreement or any of the other agreements, documents and instruments to be executed by it in connection herewith, which has not already been obtained; the shares of Common Stock to be issued to Equitrust outright or pursuant to the conversion of the Note or the exercise of the Option shall be duly authorized, validly issued, fully paid and non-assessable at the time that they are issued; and the representations and warranties made immediately above are material to Equitrust and are being relied upon by Equitrust in connection with Equitrust's decision to enter into the transactions provided for by this Agreement.

         2.       Securities Representations and Warranties.

         Equitrust hereby represents and warrants to JVWeb that it is familiar with the business and financial condition, properties, operations and prospects of JVWeb, it has been given full access to all material information concerning the condition, properties, operations and prospects of JVWeb, it has had an opportunity to ask such questions of, and to receive such information from, JVWeb as it has desired and to obtain any additional information necessary to verify the accuracy of the information and data received; it has such knowledge, skill and experience in business, financial and investment matters so that it is capable of evaluating the merits and risks of an acquisition of the Note and the Option and an acquisition of the shares of Common Stock pursuant to this Agreement or pursuant to the Note or the Option; it has reviewed its financial condition and commitments and that, based on such review, it is satisfied that it (a) has adequate means of providing for contingencies, (b) has no present or contemplated future need to dispose of all or any portion of the Note or the Option or the shares of the Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option, to satisfy existing or contemplated undertakings, needs or indebtedness, (c) is capable of bearing for the indefinite future the economic risk of the ownership of the Note and the Option and the shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option, and (d) has assets or sources of income which, taken together, are more than sufficient so that it could bear the loss of the entire value of the Note and the Option and the shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option; it is and will be acquiring the Note and the Option and the shares of Common Stock pursuant to this Agreement or pursuant to the Note or the Option solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Note or the Option or the shares of Common Stock (except pursuant to registration or an available exemption therefrom); it understands that the Note and the Option and the shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and therefore the Note and the Option and the shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option are and will be "restricted" under such laws and may not be resold without registration or an exemption therefrom, and the Note and the Option and all stock certificates representing shares of Common Stock sold or to be sold to Equitrust pursuant hereto or pursuant to the Note or the Option will bear a legend to such effect; and it has not offered or sold and will not offer or sell any portion of the Note or the Option or any shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option (except pursuant to registration or an available exemption therefrom) and has no present intention of reselling or otherwise disposing of any portion of the Note or the Option or any shares of Common Stock to be acquired pursuant to this Agreement or pursuant to the Note or the Option either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance (except pursuant to registration or an available exemption therefrom). Notwithstanding the preceding, in the event that Equitrust ever desires to transfer any of its interest in the Note or the Option, JVWeb shall accommodate Equitrust with respect to any such transfer to the extent that such transfer is pursuant to an available exemption from registration.

         3. Loan. Equitrust hereby agrees to extend the Loan to JVWeb immediately upon the execution of this Agreement and the execution and delivery of the Note. The Loan shall be governed by the terms, provisions and conditions of the Note, including those pertaining to the repayment of the Loan, the accrual of interest on the Note and the automatic and optional conversion of the
Note into 200,000 shares of Common Stock as set forth in greater detail in the Note and as described in the recitals above.

         4. Sale and Purchase of Common Stock. In addition to the 200,000 shares of Common Stock into which the Note may be converted, Equitrust hereby agrees to purchase from JVWeb, and JVWeb hereby agrees to sell to Equitrust, an additional 200,000 shares of Common Stock, upon the terms, provisions and conditions contained herein. The per-share purchase price for the shares of Common Stock sold and purchased pursuant to this Section 4 shall be $.25. The Common Stock to be sold and purchased pursuant to this Section 4 shall be sold and purchased in a closing (a "Closing") to be held within five working days after the Registration Statement is filed with the Commission.

         5. Option to Purchase Common Stock. For $10.00 and other good and valuable consideration (the receipt, adequacy and sufficiency of which JVWeb hereby acknowledges), JVWeb hereby grants the Option in favor of Equitrust, under the terms and conditions hereinafter specified, to acquire 100,000 shares of Common Stock, free and clear of all encumbrances, security interests, liens, charges, claims and restrictions on the transfer thereof. The shares of Common Stock subject to the Option are referred to hereafter as the "Option Shares." The per-share purchase price of the Option Shares shall be $.25. JVWeb hereby agrees to give to Equitrust, at least five days prior to the date that the Registration Statement is expected to be declared effective by the Commission, written notice of the anticipated effectiveness of the Registration Statement (the "Notice of Anticipated Effectiveness"). The Option shall become effective upon the giving of the Notice of Anticipated Effectiveness, and shall be exercisable for up to five days after the giving of the Notice of Anticipated Effectiveness, after which time the Option shall expire. The Option may be exercised by Equitrust's giving written notice to JVWeb of Equitrust's desire to exercise the Option. Such notice shall specify a date for a Closing of the sale and purchase of the Option Shares, which shall not be less than ten (10) nor more than twenty (20) days after the date of such notice. JVWeb agrees that, until the Option expires, JVWeb shall not, without the written consent of Equitrust, pay a dividend on its Common Stock payable in shares of Common Stock, subdivide its outstanding Common Stock into a larger number of shares, or combine the outstanding shares of Common Stock into a smaller number of shares by reclassification or otherwise.

     6.  Closings.

         (a) The issuance of and payment for shares of Common Stock pursuant to the automatic or optional conversion of the Note, pursuant to the sale and purchase provided for in Section 4, or pursuant to the exercise of the Option, shall occur at a Closing. A Closing may occur at such place and time and in such manner as JVWeb and Equitrust may agree to in writing. A Closing need not be one in which every party hereto is physically present but may be one in which all documents and instrument necessary to close the transactions provided for in or contemplated by this Agreement are transmitted among the parties by means of ordinary or express mails. At a Closing, Equitrust shall deliver in immediately available funds the aggregate purchase price for the shares of Common Stock being acquired (or in the case of the conversion of the Note, Equitrust shall deliver the Note marked "Cancelled") and the certificates required of Equitrust as provided in Section 6(b) below, and JVWeb shall deliver one or more stock certificates representing the shares of Common Stock being acquired and the certificates required of JVWeb as provided in Section 6(b) below.

         (b) The obligations of Equitrust at a Closing are subject, at Equitrust's election, to the satisfaction on or prior to Closing of each of the following conditions: (i) each of the representations and warranties of JVWeb contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty was made at and as of the Closing, and at the Closing there shall be delivered to Equitrust a customary bring-down certificate (dated as of the Closing and signed by JVWeb) to the foregoing effect; and (ii) no suit or other proceeding by any third party shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages from Equitrust in connection with, the transactions contemplated by this Agreement. The obligations of JVWeb at a Closing are subject, at JVWeb's election, to the satisfaction on or prior to Closing of each of the following conditions: (x) each of the representations and warranties of Equitrust contained in this Agreement shall be true and correct in all respects at and as of the Closing as if each such representation and warranty was made at and as of the Closing, and at the Closing there shall be delivered to JVWeb a customary bring-down certificate (dated as of the Closing and signed by Equitrust) to the foregoing effect; (y) Equitrust shall have delivered to JVWeb a certificate signed by Equitrust containing such other representations and warranties of Equitrust as JVWeb shall believe necessary or advisable to determine that the issuance of the related Common Stock is exempt from federal and state securities offering registration requirements; and (z) no suit or other proceeding by any third party shall be pending before any court or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages from JVWeb in connection with, the transactions contemplated by this Agreement. In addition to the preceding, Equitrust agrees to furnish to JVWeb any other information required by JVWeb in order for JVWeb to determine that the issuance of any Common Stock will not violate federal or state securities laws. If JVWeb believes that the issuance of any Common Stock will violate such laws, then the date of the related Closing shall be extended until all action believed by JVWeb to be necessary in order to avoid violating such laws can be taken.

         7. Registration Agreement. JVWeb agrees to use its best efforts to register with the Commission the 200,000 shares of Common Stock into which the Note may be converted, the 200,000 shares of Common Stock that may be purchased pursuant to Section 4 hereof, and the 100,000 shares of Common Stock that may be purchased pursuant to an exercise of the Option (such 500,000 shares are referred to hereinafter as the "Registered Shares"). In this connection, JVWeb agrees to use its best efforts to file with the Commission the Registration Statement within 90 days after the date of this Agreement. JVWeb hereby agrees that if the Registration Statement is not filed with the Commission within 90 days after the date of this Agreement, then JVWeb shall issue to Equitrust an additional 50,000 shares of Common Stock (which shall also be covered by the Registration Statement), as liquidated damages for JVWeb's failure to so file the Registration Statement. In addition, JVWeb hereby agrees that if the Registration Statement is not declared effective within one year after the date of this Agreement, then JVWeb shall issue to Equitrust a promissory note in the form of the promissory note attached hereto as Exhibit B, as liquidated damages for JVWeb's failure to cause the Registration Statement to be so declared effective. JVWeb shall use its best efforts to qualify the Registered Shares under the securities laws for each state for which an exemption is not available and qualification is required, unless the cost and expense of such qualification outweighs the benefit of qualification. In connection with the registration undertaken pursuant to this Section 7, Equitrust shall use reasonable efforts to cooperate with JVWeb and will furnish to JVWeb in writing such information, as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws pertaining to disclosure and otherwise. JVWeb shall pay all registration expenses in connection with the registration undertaken pursuant to this Section 7, and Equitrust shall pay all underwriting discounts and selling commissions applicable to the sale of the Registered Shares.

         8.       General Indemnification.

         (a) All representations and warranties made herein by a party hereto shall survive all transactions provided for or contemplated herein, including, without limitation, the issuances and sales and purchases of Common Stock pursuant hereto.

         (b) Equitrust shall protect, indemnify and hold JVWeb harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by Equitrust in this Agreement.

         (c) JVWeb shall protect, indemnify and hold Equitrust harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising from any breach of any agreement, representation or warranty made by JVWeb in this Agreement.

         9.       Securities Indemnification.

         (a) JVWeb shall protect, indemnify and hold Equitrust, and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (a) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any material violation by JVWeb of any rule or regulation promulgated under the Act applicable to JVWeb and relating to action or inaction by JVWeb in connection with such registration; provided, however, that JVWeb will not be liable in the case of (a) and (b) above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitled to indemnification in writing specifically for use in the Registration Statement of prospectus.

         (b) Equitrust shall protect, indemnify and hold JVWeb and its officers, directors, shareholders, attorneys, accountants, employees, affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (a) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any material violation by Equitrust of any rule or regulation promulgated under the Act applicable to Equitrust and relating to action or inaction by Equitrust in connection with such registration; provided, however, that Equitrust shall be liable in the case of (a) and (b) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by Equitrust in writing specifically for use in the Registration Statement or prospectus.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party will be subject to any liability for any settlement made without consent which shall not be unreasonably withheld. No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

         10.      General.

         (a) THIS AGREEMENT AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE, AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSISSIPPI.

         (b) Mandatory venue for any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claims for breach, for damages, and/or for recision or reformation, shall be in a court of competent jurisdiction located in Harrison County, Mississippi.

         (c) This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing signed by all parties affected.

         (d) The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         (f) The parties hereto hereby agree that time is of the essence for all purposes of this Agreement.

         (g) Any notices to be given hereunder by any party to the other party may be effected either by personal delivery in writing, by telecopier, or by mail, registered or certified, postage prepaid with return receipt requested, addressed to the party to be notified at the address set forth beneath such party's signature below. Such notices shall be deemed to have been given if personally delivered, when delivered; if telecopied, when receipt of the notice is confirmed by the person giving the notice; and if mailed, on the third business day after deposit in the United States mail with postage prepaid by certified or registered mail and properly addressed. As used in this Agreement, the term "business day" means days other than Saturdays, Sundays, and holidays recognized by Federal banks.

         IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

JVWEB, INC.                                EQUITRUST MORTGAGE CORPORATION


By:    /s/  Greg J. Micek                  By   /s/  Kent E. Lovelace, Jr.
         Greg J. Micek, President
                                           Name:    Kent E. Lovelace, Jr.

                                           Title     President